                       EXTENSION AND PARTIAL PAYDOWN OF
             $3,525,000 LOAN FROM PNC BANK, NATIONAL ASSOCIATION
                          TO EQK REALTY INVESTORS I

                            CLOSING DOCUMENT INDEX

DOCUMENT                                                                            TAB NO.
- --------                                                                            -------
First Amendment to Second Amended and Restated Loan Agreement.......................   1
Second Amended and Restated Note....................................................   2
Disclosure for Confession of Judgment...............................................   3
Mutual Estoppel and Modification Agreement..........................................   4
Amended Mutual Estoppel and Modification Agreement..................................   5
EQK Realty Investors I Secretary's Certificate......................................   6
EQK Realty Investors I Incumbency Certificate.......................................   7
Borrower's Counsel Opinion Letter...................................................   8
Marked-up Title Endorsement.........................................................   9
Note, Mortgage and Loan Modification Agreement with Prudential......................  10

                    FIRST AMENDMENT TO SECOND AMENDED AND
                           RESTATED LOAN AGREEMENT

        THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made as of this 15th day of December, 1995, by and between EQK REALTY INVESTORS I, a Massachusetts business trust (the "borrower"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, (successor by merger to Provident National Bank) (the "Bank").

                                  BACKGROUND

        A. Reference is made to the Second Amended and Restated Loan Agreement dated as of December 16, 1992, by and between the Borrower and the Bank (the "Original Loan Agreement") pursuant to which the Bank extended to Borrower a term loan in the amount of $3,525,000 (the "Loan"). Capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Original Loan Agreement.

        B. The Loan was evidenced by Borrower's Amended and Restated Note dated December 16, 1992 in the principal amount of $3,525,000, as amended by a Note Modification Agreement dated May 17, 1993 (collectively, the "Original Note"). The Original Note was secured by, among other things, the New Provident Mortgage, the New Provident Security Interest and the New Provident Lease Assignment (all as defined in the Original Loan Agreement).

        C. This Amendment, the Original Loan Agreement, the Note (as hereinafter defined), and the New Provident Mortgage, the New Provident Lease Assignment, the Intercreditor Agreement (all as defined in the Original Loan Agreement) and all other documents and instruments evidencing and/or securing the Loan are sometimes hereinafter collectively referred to as the "Loan Documents."

        D. The Borrower has paid down the principal balance of the Loan to $1,587,430 and has requested that the Bank extend the Maturity Date (as defined in the Original Note) to December 15, 1996, and to make certain other amendments to the Loan Documents.

        E. The Bank has agreed to extend the Maturity Date and to make such other amendments, subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Original Loan Agreement. In addition, the following terms shall have the following respective meanings:

        "Borrowing Tranche" shall mean (i) with respect to that portion of the Loan subject to the Euro-Rate Option, that portion of the Loan to which the Euro-Rate Option applies by reason of the selection of or conversion to or renewal of such Euro-Rate Option, and (ii) with respect to that portion of the Loan subject to the Prime-Based Rate Option, that portion of the Loan to which the Prime-Based Rate Option applies by reason of the selection of or conversion to such Prime-Based Rate Option.

        "Business Day" shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Philadelphia, Pennsylvania.

        "Euro-Rate" shall mean, with respect to a Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upward by the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Bank in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the "ask" eurodollar rate evidenced by Telerate page 314 as quoted by Noonan, Astley & Pierce (or appropriate successor or, if Noonan, Astley & Pierce or its successor ceases to provide such quotes, a comparable replacement as determined by the Bank) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

              Telerate page 314 as quoted by Noonan,
Euro-Rate =   Astley & Pierce or appropriate successor
              ----------------------------------------
              1.00 - Euro-Rate Reserve Percentage

Each determination by the Bank of the Euro-Rate or of the non-exclusive or non-determinability through its customary means of any Euro-Rate shall be conclusive and binding, absent manifest error. The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Bank shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

        "Euro-Based Rate" shall mean a rate equal to two and five-eighths percent (2 5/8%) above the Euro-Rate as applied to that portion of the Loan comprising any particular Borrowing Tranche.

        "Euro-Rate Reserve Percentage" shall mean the maximum percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Bank (which determination shall be conclusive absent manifest error) which is in effect during any relevant period, as specified by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserves (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System. Each determination by the Bank of a Euro-Rate Reserve Percentage, in the absence of manifest error, shall be conclusive and binding.

        "Prime-Based Rate" shall mean a floating rate equal to the Prime Rate plus one and one-eighth percent (1 1/8%) per annum.

        "Prime Rate" shall mean the interest rate announced from time to time by Bank at its principal office as its "primate rate." Borrower acknowledges that the Prime Rate is not necessarily the lowest interest rate charged by Bank on other credit and that such term does not imply or indicate that the interest rate designated from time to time by Bank as its "prime rate" is equal to or lower than the interest rate on other credit extended by Bank.

highest aggregate rate of interest permitted by law, and all other sums due by Maker hereunder or under the provisions of the Collateral or the Loan Agreement, shall at the option of Payee and without notice to Maker become due and payable immediately, anything herein or in the Collateral or the Loan Agreement to the contrary notwithstanding; and payment of the same may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Payee in this Note or in the Collateral or in the Loan Agreement; and in such case Payee may also recover all costs of suit and other expenses in connection therewith, including a reasonable attorney's fee for collection.

        MAKER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR MAKER IN ANY SUCH COURT, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM OR TIME THERE OR ELSEWHERE TO BE HELD AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST MAKER IN FAVOR OF PAYEE FOR ALL SUMS DUE OR TO BECOME DUE BY MAKER TO PAYEE UNDER THIS NOTE, WITH COSTS OF SUIT AND RELEASE OF ERRORS AND WITH THE GREATER OF FIVE PERCENT (5%) OF SUCH SUMS OR $5,000 ADDED AS A REASONABLE ATTORNEY'S FEE AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. SUCH AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND

JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR.

        MAKER ACKNOWLEDGES THAT THE PROVISIONS FOR CONFESSION OF JUDGMENT CONTAINED IN THE ABOVE PARAGRAPH WAIVE ANY RIGHT TO A HEARING THAT WOULD OTHERWISE BE A CONDITION TO THE PAYEE'S OBTAINING THE JUDGMENT AUTHORIZED BY SUCH PARAGRAPH, AND THAT THE JUDGMENT SO OBTAINED WILL CONSTITUTE A LIEN ON THE PROPERTY OF MAKER IN THE COUNTY WHERE THE JUDGMENT IS ENTERED.

        The remedies of Payee as provided herein, in the Collateral or in the Loan Agreement shall be cumulative and concurrent, and may be pursued singly, successively or together against Maker and/or the property covered by the Collateral and/or any other property mortgaged, pledged or assigned to Payee as security for this Note, at the sole discretion of Payee, and such remedies shall not be exhausted by any exercise thereof but may be exercised as often as occasion therefor shall occur; provided, however, the exercise of any such remedies shall be subject to the terms of the Intercreditor Agreement between Maker, Payee and Prudential dated December 16, 1992.

        Maker hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note or of the Loan Agreement or the Collateral, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting any of the property covered by the Collateral or any other property, real or personal, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution or providing for any stay of execution, exemption from civil process or extension of time for payment, as well as the right of inquisition on any real estate that may be levied upon under a judgment obtained by virtue hereof, and Maker hereby voluntarily condemns the same and authorizes the entry of such voluntary condemnation on any writ of execution issued thereon, and agrees that such real estate may be sold upon any such writ in whole or in part in any order desired by Payee.

        Maker and all indorsers, sureties and guarantors hereof jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except such notices as are specifically required by this Note or by the Loan Agreement, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee; and Maker and all indorsers, sureties and guarantors hereof consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of the Collateral, or any part thereof, or any property now or hereafter securing this Note with or without substitution, and agree that additional makers, indorsers, guarantors or sureties may become parties hereto without notice to them or affecting their liability hereunder.

        Payee shall not by any act of omission or commission be deemed to have waived any of its rights or remedies hereunder unless such waiver be in writing and signed by Payee, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

        Maker shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or the Collateral; and if any taxes be imposed with respect to debts secured by mortgages or deeds of trust, or with respect to notes evidencing debts so secured, Maker agrees to pay to the holder hereof upon demand the amount of such taxes, and hereby waives any contrary provisions of any laws or rules of court now or hereafter in effect.

        Notwithstanding any provision contained herein, the total liability of Maker for payment of interest pursuant hereto, shall not exceed the maximum amount of such interest permitted by law to be charged, collected or received from Maker, and if any payments by Maker include interest in excess of such a maximum amount, Payee shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to Maker. Any such application or refund shall not cure or waive any Event of Default. In determining whether or not any interest payable under this Note or the Loan Agreement or the Collateral exceeds the highest rate permitted by law, any non-principal payment (except payments specifically stated in this Note to be "interest"), including without limitation prepayment premiums and late charges, shall be deemed, to the extent permitted by applicable law, to be an expense, fee, premium or penalty rather than interest.

        If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of Payee in order to effect the provisions of the Note.

        The words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include the respective successors and assigns of Payee and Maker. This instrument shall be construed according to and governed by the substantive laws of the Commonwealth of Pennsylvania.

        MAKER ACKNOWLEDGES THAT THIS NOTE CONTAINS CONFESSION OF JUDGMENT LANGUAGE AND MAKER HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE. MAKER FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO MAKER BY SUCH COUNSEL.

        The Amended and Restated Declaration of Trust establishing Maker dated February 27, 1985, as amended (the "Declaration"), provides and Payee agrees that neither to Shareholders nor the Trustees (as such terms are defined in the Declaration) nor officers, employees or agents of the Trust shall, in their respective capacities as such, be personally liable, jointly or severally, for payment of the principal of or interest hereunder or any other amount due under the Loan Agreement, and all persons shall look solely to the Trust Estate

(as defined in the Declaration), for the payment of any claim hereunder or under the Loan Agreement or the performance hereof or thereof.

        This Note is intended to amend and restate that certain Amended and Restated Note from Maker in favor of Payee dated December 16, 1992 in the face amount of $3,525,000 (the "Prior Note") in its entirety as set forth herein with respect to the unpaid principal balance of the Prior Note as of the date hereof. This Note evidences the same indebtedness evidenced by the Prior Note, reduced by the amount of principal payments made by Maker from the date of the Prior Note through the date hereof and is entitled to all of the security and rights afforded the Prior Note. This Note does not constitute, nor is it intended to be, a novation of the Prior Note.

        IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above mentioned.

                                          EQK REALTY INVESTORS I, a
                                          Massachusetts business trust

                                          By: /s/ Gary L. Werkheiser
                                              ----------------------
                                                  Gary L. Werkheiser
                                                  Vice President

                                  EXHIBIT B

                DISCLOSURE FOR CONFESSION OF JUDGMENT -- PNCBANK

Undersigned:     EQK REALTY INVESTORS I
                 ------------------------------
                 ------------------------------
                 ------------------------------

Lender:          PNC Bank, NATIONAL ASSOCIATION
                           --------------------
                 ------------------------------
                 ------------------------------

        The undersigned has executed, and/or is executing, on or about December 15, 1995, the following document(s) under which the undersigned is obligated to repay monies to Lender:

1. Second Amended and Restated Note

2. First Amendment to Second Amended and Restated Loan Agreement

        A. The undersigned acknowledges and agrees that the above documents contain provisions under which Lender may enter judgment by confession against the undersigned. Being fully aware of its rights to prior notice and a hearing on the validity of any judgment or other claims that may be asserted against it by Lender thereunder before judgment is entered, the undersigned hereby freely, knowingly and intelligently waives these rights and expressly agrees and consents to Lender's entering judgment against it by confession pursuant to the terms thereof.

        B. The undersigned also acknowledges and agrees that the above documents contain provisions under which Lender may, after entry of judgment and without either notice or a hearing, foreclose upon, attach, levy, take possession of or otherwise seize property of the undersigned in full or partial payment of the judgment. Being fully aware of its rights after judgment is entered (including the right to move to open or strike the judgment), the undersigned hereby freely, knowingly and intelligently waives its rights to notice and a hearing and expressly agrees and consents to Lender's taking such actions as may be permitted under applicable state and federal law without prior notice to the undersigned.

        C. The undersigned certifies that a representative of Lender specifically called the confession of judgment provisions in the above documents to the attention of the undersigned, and/or that the undersigned was represented by legal counsel in connection with the above documents.

        D. The undersigned hereby certifies: that its annual income exceeds $10,000; that all references to "the undersigned" above refer to all persons and entities signing below, and that the undersigned received a copy hereof at the time of signing.

EQK REALTY INVESTORS I
- --------------------------------------------    --------------------------------------------
(Corporation, Partnership or other Entity)      (Individual)                          (SEAL)
                                                Print Name:
By: /s/ Gary L. Werkheiser                                  --------------------------------
    ----------------------------------------
                                      (SEAL)

Print Name:          Gary L. Werkheiser
            --------------------------------    --------------------------------------------
                                                (Individual)                          (SEAL)
Title:               Vice President             Print Name:
       -------------------------------------                --------------------------------

                       SECOND AMENDED AND RESTATED NOTE

                                                  Dated as of: December 15, 1995
                                                  Philadelphia, PA

        For value received and intending to be legally bound, EQK REALTY INVESTORS I ("Maker"), a Massachusetts business trust whose address is 5775 Peachtree-Dunwoody Road, Suite 200-D, Atlanta, Georgia 30342, promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (successor by merger to Provident National Bank), a national banking association organized and existing under the laws of the United States of America (hereinafter called "Payee"), at Real Estate Finance Division, P.O. Box 7648, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101 or such other place as Payee may designate in writing, the principal sum of ONE MILLION FIVE HUNDRED EIGHTY-SEVEN THOUSAND FOUR HUNDRED THIRTY DOLLARS ($1,587,430.00) lawful money of the United States of America, or so much thereof as shall have been advanced, together with interest on the outstanding principal balance thereof at a rate or rates per annum (the "Interest Rate") as provided in the Second Amended and Restated Loan Agreement dated December 16, 1992 between Maker and Payee, as amended by a First Amendment to Second Amended and Restated Loan Agreement (the "First Amendment") dated the date hereof (collectively, the "Loan Agreement"). All interest shall be calculated in accordance with the Loan Agreement.

        The Note shall be payable as follows:

           (a) Interest from and including December 1, 1995 through December 15, 1995 on the outstanding principal balance of the Prior Note at the interest rate set forth in the Prior Note shall be paid by Maker to Payee on January 1, 1996.

           (b) Interest from and including December 16, 1995 (the "Effective Date") through December 31, 1995 on the outstanding principal balance shall be paid by Maker to Payee at the Interest Rate on January 1, 1996.

           (c) Interest on the outstanding principal balance shall be paid by Maker to Payee at the Interest Rate (the "Provident Monthly Interest Payment") commencing on the first day of February, 1995 and on the first day of each month thereafter until December 15, 1996 (the "Maturity Date").

        On the Maturity Date, the entire amount of principal outstanding shall be due and payable in full together with all unpaid accrued interest.

        If Maker pays all or any portion of the outstanding principal balance prior to the Maturity Date (whether a voluntary payment or acceleration or otherwise), Maker shall pay to Payee the amounts as set forth in Section 3 of the Loan Agreement.

        If the Maker fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within ten (10) calendar days of the date due and payable, the Maker shall also pay to the Payee a late charge equal to five percent (5%) of the amount of such payment. Such ten
(10) day period shall not be construed in any way to extend to due date of any such payment. The late charge is imposed for the purpose of defraying the Payee's expenses incident to the handling of delinquent payments and is in addition to, and not in lieu of, the exercise of the Payee of any rights and remedies hereunder, under the Loan Agreement or any other documents in connection therewith or under applicable laws, and any fees and expenses of any agents or attorneys which the Payee may employ.

        This Note was issued by Maker to Payee pursuant to the Loan Agreement, all of the terms of which are incorporated herein by reference.

        This Note continues to be secured by and entitled to all the benefits of
(i) a Mortgage and Security Agreement dated December 16, 1992 from Maker for the benefit of Payee, secured upon certain land and improvements thereon in Dauphin County, Pennsylvania (the "Harrisburg Mall") and intended to be forthwith recorded in the office for the recording of deeds in and for said County (the "Harrisburg Mortgage"); (ii) an Assignment of Lessor's Interest in Leases for the Harrisburg Mall (the "Lease Assignment") dated December 16, 1992 between Maker and Payee; and (iii) security interests (the "Security Interests") granted to Payee under the Loan Agreement (the Mortgage, the Lease Assignment and the Security Interests are hereinafter collectively called the "Collateral"). Reference to the Loan Agreement and the Collateral is made for a description of the properties mortgaged, secured and pledged as security for this Note, the nature and extent thereof, the rights of the holder of this Note and the Maker in respect of such security and otherwise, and the terms upon which this Note is issued.

        If any event of default as defined in the Loan Agreement or the Collateral (an "Event of Default") should occur, the entire unpaid balance of said principal sum with interest accrued thereon at the rate hereinbefore specified to the date of said default and thereafter at the lower of (i) five percent (5%) above the rate then extant hereunder or (ii) the highest aggregate rate of interest permitted by law, and all other sums due by Maker hereunder or under the provisions of the Collateral or the Loan Agreement, shall at the option of Payee and without notice to Maker become due and payable immediately, anything herein or in the Collateral or the Loan Agreement to the contrary notwithstanding; and payment of the same may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Payee in this Note or in the Collateral or in the Loan Agreement; and in such case Payee may also recover all costs of suit and other expenses in connection therewith, including a reasonable attorney's fee for collection.

        MAKER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, UPON THE OCCURRENCE OF AN EVENT OR DEFAULT, TO APPEAR FOR MAKER IN ANY SUCH COURT, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM OR TIME THERE OR ELSEWHERE TO BE HELD AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST MAKER IN FAVOR OF PAYEE FOR ALL SUMS DUE OR TO BECOME DUE BY MAKER TO PAYEE UNDER THIS NOTE, WITH COSTS OF SUIT AND RELEASE OF ERRORS AND WITH THE GREATER OF FIVE PERCENT (5%) OF SUCH SUMS OR $5,000 ADDED AS A REASONABLE ATTORNEY'S FEE AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. SUCH AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND

JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR.

        MAKER ACKNOWLEDGES THAT THE PROVISIONS FOR CONFESSION OF JUDGMENT CONTAINED IN THE ABOVE PARAGRAPH WAIVE ANY RIGHT TO A HEARING THAT WOULD OTHERWISE BE A CONDITION TO THE PAYEE'S OBTAINING THE JUDGMENT AUTHORIZED BY SUCH PARAGRAPH, AND THAT THE JUDGMENT SO OBTAINED WILL CONSTITUTE A LIEN ON THE PROPERTY OF MAKER IN THE COUNTY WHERE THE JUDGMENT IS ENTERED.

        The remedies of Payee as provided herein, in the Collateral or in the Loan Agreement shall be cumulative and concurrent, and may be pursued singly, successively or together against Maker and/or the property covered by the Collateral and/or any other property mortgaged, pledged or assigned to Payee as security for this Note, at the sole discretion of Payee, and such remedies shall not be exhausted by any exercise thereof but may be exercised as often as occasion therefor shall occur; provided, however, the exercise of any such remedies shall be subject to the terms of the Intercreditor Agreement between Maker, Payee and Prudential dated December 16, 1992.

        Maker hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note or of the Loan Agreement or the Collateral, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting any of the property covered by the Collateral or any other property, real or personal, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution or providing for any stay of execution, exemption from civil process or extension of time for payment, as well as the right of inquisition on any real estate that may be levied upon under a judgment obtained by virtue hereof, and Maker hereby voluntarily condemns the same and authorizes the entry of such voluntary condemnation of any writ of execution issued thereon, and agrees that such real estate may be sold upon any such writ in whole or in part in any order desired by Payee.

        Maker and all indorsers, sureties and guarantors hereof jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except such notices as are specifically required by this Note or by the Loan Agreement, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee; and Maker and all indorsers, sureties and guarantors hereof consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of the Collateral, or any part thereof, or any property now or hereafter securing this Note with or without substitution, and agree that additional makers, indorsers, guarantors or sureties may become parties hereto without notice to them or affecting their liability hereunder.

        Payee shall not by any act of omission or commission be deemed to have waived any of its rights or remedies hereunder unless such waiver be in writing and signed by Payee, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

        Maker shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or the Collateral; and if any taxes be imposed with respect to debts secured by mortgages or deeds of trust, or with respect to notes evidencing debts so secured, Maker agrees to pay to the holder hereof upon demand the amount of such taxes, and hereby waives any contrary provisions of any laws or rules of court now or hereafter in effect.

        Notwithstanding any provision contained herein, the total liability of Maker for payment of interest pursuant hereto, shall not exceed the minimum amount of such interest permitted by law to be charged, collected or received from Maker, and if any payments by Maker include interest in excess of such a maximum amount, Payee shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to Maker. Any such application or refund shall not cure or waive any Event of Default. In determining whether or not any interest payable under this Note or the Loan Agreement or the Collateral exceeds the highest rate permitted by law, any non-principal payment (except payments specifically stated in this Note to be "interest"), including without limitation prepayment premiums and late charges, shall be deemed, to the extent permitted by applicable law, to be an expense, fee, premium or penalty rather than interest.

        If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of Payee in order to effect the provisions of the Note.

        The words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include the respective successors and assigns of Payee and Maker. This instrument shall be construed according to and governed by the substantive laws of the Commonwealth of Pennsylvania.

        MAKER ACKNOWLEDGES THAT THIS NOTE CONTAINS CONFESSION OF JUDGMENT LANGUAGE AND MAKER HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE. MAKER FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO MAKER BY SUCH COUNSEL.

        The Amended and Restated Declaration of Trust establishing Maker dated February 27, 1985, as amended (the "Declaration"), provides and Payee agrees that neither the Shareholders nor the Trustees (as such terms are defined in the Declaration) nor officers, employees or agents of the Trust shall, in their respective capacities as such, be personally liable, jointly or severally, for payment of the principal of or interest hereunder or any other amount due under the Loan Agreement, and all persons shall look solely to the Trust Estate

(as defined in the Declaration), for the payment of any claim hereunder or under the Loan Agreement or the performance hereof or thereof.

        This Note is intended to amend and restate that certain Amended and Restated Note from Maker in favor of Payee dated December 16, 1992 in the face amount of $3,525,000 (the "Prior Note") in its entirety as set forth herein with respect to the unpaid principal balance of the Prior Note as of the date hereof. This Note evidences the same indebtedness evidenced by the Prior Note, reduced by the amount of principal payments made by Maker from the date of the Prior Note through the date hereof and is entitled to all of the security and rights afforded the Prior Note. This Note does not constitute, nor is it intended to be, a novation of the Prior Note.

        IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above mentioned.

                                          EQK REALTY INVESTORS I,
                                          a Massachusetts business trust

                                          By:   /s/ Gary L. Werkheiser
                                            ------------------------------------
                                            Gary L. Werkheiser
                                            Vice President

               DISCLOSURE FOR CONFESSION OF JUDGMENT -- PNCBANK

Undersigned:     EQK REALTY INVESTORS I
                 ------------------------------
                 ------------------------------
                 ------------------------------

Lender:          PNC Bank, NATIONAL ASSOCIATION
                           --------------------
                 ------------------------------
                 ------------------------------

        The undersigned has executed, and/or is executing, on or about December 15, 1995, the following document(s) under which the undersigned is obligated to repay monies to Lender:

1. Second Amended and Restated Note

2. First Amendment to Second Amended and Restated Loan Agreement

        A. The undersigned acknowledges and agrees that the above documents contain provisions under which Lender may enter judgment by confession against the undersigned. Being fully aware of its rights to prior notice and a hearing on the validity of any judgment or other claims that may be asserted against it by Lender thereunder before judgment is entered, the undersigned hereby freely, knowingly and intelligently waives these rights and expressly agrees and consents to Lender's entering judgment against it by confession pursuant to the terms thereof.

        B. The undersigned also acknowledges and agrees that the above documents contain provisions under which Lender may, after entry of judgment and without either notice or a hearing, foreclose upon, attach, levy, take possession of or otherwise seize property of the undersigned in full or partial payment of the judgment. Being fully aware of its rights after judgment is entered (including the right to move to open or strike the judgment), the undersigned hereby freely, knowingly and intelligently waives its rights to notice and a hearing and expressly agrees and consents to Lender's taking such actions as may be permitted under applicable state and federal law without prior notice to the undersigned.

        C. The undersigned certifies that a representative of Lender specifically called the confession of judgment provisions in the above documents to the attention of the undersigned, and/or that the undersigned was represented by legal counsel in connection with the above documents.

        D. The undersigned hereby certifies: that its annual income exceeds $10,000; that all references to "the undersigned" above refer to all persons and entities signing below, and that the undersigned received a copy hereof at the time of signing.

EQK REALTY INVESTORS I
- --------------------------------------------    --------------------------------------------
(Corporation, Partnership or other Entity)      (Individual)                          (SEAL)
                                                Print Name:
By: /s/ Gary L. Werkheiser                                  --------------------------------
    ----------------------------------------
                                      (SEAL)

Print Name:          Gary L. Werkheiser
            --------------------------------    --------------------------------------------
                                                (Individual)                          (SEAL)
Title:                 Vice President           Print Name:
       -------------------------------------                --------------------------------


               DISCLOSURE FOR CONFESSION OF JUDGMENT -- PNCBANK

Undersigned:     EQK REALTY INVESTORS I
                 ------------------------------
                 ------------------------------
                 ------------------------------

Lender:          PNC Bank, NATIONAL ASSOCIATION
                           --------------------
                 ------------------------------
                 ------------------------------

        The undersigned has executed, and/or is executing, on or about December 15, 1995, the following document(s) under which the undersigned is obligated to repay monies to Lender:

1. Second Amended and Restated Note

2. First Amendment to Second Amended and Restated Loan Agreement

        A. The undersigned acknowledges and agrees that the above documents contain provisions under which Lender may enter judgment by confession against the undersigned. Being fully aware of its rights to prior notice and a hearing on the validity of any judgment or other claims that may be asserted against it by Lender thereunder before judgment is entered, the undersigned hereby freely, knowingly and intelligently waives these rights and expressly agrees and consents to Lender's entering judgment against it by confession pursuant to the terms thereof.

        B. The undersigned also acknowledges and agrees that the above documents contain provisions under which Lender may, after entry of judgment and without either notice or a hearing, foreclose upon, attach, levy, take possession of or otherwise seize property of the undersigned in full or partial payment of the judgment. Being fully aware of its rights after judgment is entered (including the right to move to open or strike the judgment), the undersigned hereby freely, knowingly and intelligently waives its rights to notice and a hearing and expressly agrees and consents to Lender's taking such actions as may be permitted under applicable state and federal law without prior notice to the undersigned.

        C. The undersigned certifies that a representative of Lender specifically called the confession of judgment provisions in the above documents to the attention of the undersigned, and/or that the undersigned was represented by legal counsel in connection with the above documents.

        D. The undersigned hereby certifies: that its annual income exceeds $10,000; that all references to "the undersigned" above refer to all persons and entities signing below, and that the undersigned received a copy hereof at the time of signing.

EQK REALTY INVESTORS I
- --------------------------------------------    --------------------------------------------
(Corporation, Partnership or other Entity)      (Individual)                          (SEAL)
                                                Print
                                                Name:
By: /s/ Gary L. Werkheiser
    ----------------------------------------
                                      (SEAL)
Print Name:          Gary L. Werkheiser
            --------------------------------    --------------------------------------------
                                                (Individual)                          (SEAL)
Title:                 Vice President           Print Name:
       -------------------------------------                ----------